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                                                                   Exhibit 10.41

                                   WERNER CO.
                                 DEFERRED STOCK
                                      PLAN



                                TABLE OF CONTENTS
                                -----------------


ARTICLE I.....................................................................1


TITLE, PURPOSE AND AUTHORIZED SHARES..........................................1


ARTICLE II....................................................................1


DEFINITIONS...................................................................1


ARTICLE III...................................................................4


PARTICIPATION.................................................................4


ARTICLE IV....................................................................4


DEFERRAL ELECTIONS AND GRANTS.................................................4

   4.1. ELECTIONS.............................................................4

   4.2.  GRANTS OF STOCK UNITS................................................4


ARTICLE V.....................................................................4


DEFERRAL ACCOUNTS.............................................................4

   5.1. STOCK UNIT ACCOUNT....................................................4

   5.2. DIVIDEND EQUIVALENT CREDITS TO STOCK UNIT ACCOUNT.....................5

   5.3. IMMEDIATE VESTING.....................................................5

   5.4.  DISTRIBUTION OF BENEFITS.............................................5

   5.5. ADJUSTMENTS IN CASE OF CHANGES IN CLASS C STOCK.......................6

   5.6. COMPANY'S RIGHT TO WITHHOLD...........................................6

   5.7 REPURCHASE OF SHARES...................................................6


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   5.8 RESTRICTIONS ON TRANSFERS OF SHARES....................................8


ARTICLE VI....................................................................8


ADMINISTRATION................................................................8

   6.1. THE ADMINISTRATOR.....................................................8

   6.2. COMMITTEE ACTION......................................................8

   6.3. RIGHTS AND DUTIES.....................................................9

   6.4. INDEMNITY AND LIABILITY...............................................9


ARTICLE VII..................................................................10


PLAN CHANGES AND TERMINATION.................................................10

   7.1. AMENDMENTS...........................................................10

   7.2. TERM.................................................................10


ARTICLE VIII.................................................................10


MISCELLANEOUS................................................................10

   8.1. LIMITATION ON PARTICIPANT'S RIGHTS...................................10

   8.2. BENEFICIARIES........................................................10

   8.3. BENEFITS NOT ASSIGNABLE; OBLIGATIONS BINDING UPON SUCCESSORS.........11

   8.4. GOVERNING LAW; SEVERABILITY..........................................11

   8.5. COMPLIANCE WITH LAWS.................................................11

   8.6. HEADINGS NOT PART OF PLAN............................................11




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                                   WERNER CO.
                                 DEFERRED STOCK
                                      PLAN

                                    ARTICLE I

                      TITLE, PURPOSE AND AUTHORIZED SHARES


         This Plan shall be known as the "WERNER CO. DEFERRED STOCK PLAN". The purpose of this Plan is to motivate and retain Dennis Heiner as Chief Executive Officer of the Company by permitting him to defer compensation and affording him the opportunity to link that compensation to an equity interest in Parent. The total number of shares of Class C Stock that may be delivered pursuant to deferral elections and grants under this Plan is One Thousand Three Hundred Eight (1,308), subject to adjustments contemplated by Section 5.5.


                                   ARTICLE II

                                   DEFINITIONS


         Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:


         ACCOUNT means the Participant's Stock Unit Account


         ACT means the Securities Act of 1933, as amended.


         APPROVED SALE means a transaction or a series of related transactions which results in a BONA FIDE, unaffiliated change of economic beneficial ownership of the Parent or its business of greater than 50% (disregarding for this purpose any disparate voting rights attributable to the outstanding stock of the Parent), whether pursuant to the sale of the stock of the Parent, the sale of the assets of the Parent, or a merger or consolidation (other than a sale of stock by an Initial Stockholder to (i) another Initial Stockholder or affiliate thereof, or (ii) a non-U.S. entity with respect to which an Initial Stockholder or affiliate thereof has an administrative relationship).


         ARTICLES OF INCORPORATION means the Restated Articles of Incorporation of the Parent, as amended from time to time.


         AWARD DATE means (a) with reference to the crediting of Stock Units pursuant to elections under Section 4.1, the Pay Date; and (b) with reference to grants of Stock Units, the award date stated in the grant instrument.


         BOARD means the Board of Directors of the Company.


         CAUSE has the meaning set forth in the Employment Agreement.



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         CHANGE IN CONTROL EVENT has the meaning set forth in the Employment
Agreement.


         CLASS C STOCK means Class C Stock, $0.01 par value, of Parent subject to adjustment pursuant to Section 5.5.


         CLOSING DATE means the date on which occurred the closing of the recapitalization of the Parent pursuant to the Recapitalization Agreement.


         CODE means the Internal Revenue Code of 1986, as amended.


         COMMITTEE means the Board or a Committee of the Board acting in accordance with Article VI.


         COMPANY means Werner Co., a Pennsylvania corporation and wholly-owned subsidiary of Parent, and its successors and assigns.


         DESIGNATED PRICE equals $2,421.29 per share.


         DIVIDEND EQUIVALENT means the amount of cash dividends or other cash distributions paid by the Parent on that number of shares of Class C Stock equivalent to the number of Stock Units then credited to the Participant's Stock Unit Account, which amount shall be allocated as additional Stock Units to the Participant's Stock Unit Account, as provided in Section 5.2.


         EFFECTIVE DATE means September 30, 1999.


         EMPLOYMENT AGREEMENT means the employment agreement dated as of May 26, 1999 by and between the Company and the Participant.


         FAIR MARKET VALUE means on any date the fair market value of a share of Class C Stock, as determined by the Board pursuant to Section 5.7(c). The Fair Market Value as of the Effective Date is $2,421.29 per share.


         GOOD REASON has the meaning set forth in the Employment Agreement.


         INITIAL PUBLIC OFFERING means the sale of any of the common stock of the Parent pursuant to a registration statement that has been declared effective under the Act, if as a result of such sale (i) the issuer becomes a reporting company under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and (ii) such stock is traded on the New York Stock Exchange or the American Stock Exchange, or is quoted on the Nasdaq National Market System or is traded or quoted on any other national stock exchange or national securities system.


         INITIAL STOCKHOLDERS means the shareholders of the Parent who became shareholders as of the Closing Date (other than any such shareholders who were employees of the Parent or a Subsidiary or were shareholders of the Parent or a Subsidiary prior to the Closing Date) and any transferees of such shareholders prior to an Initial Public Offering or an Approved



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Sale.


         INVESTORS means those entities set forth on Schedule 1 of the Recapitalization Agreement.


         IWH means Investcorp Werner Holdings L.P., a Cayman Islands corporation.


         PARENT means Werner Holding Co. (PA), Inc., a Pennsylvania corporation and the owner of 100% of the outstanding stock of the Company.


         PARTICIPANT means Dennis Heiner.


         PERMANENT DISABILITY has the meaning set forth in the Employment Agreement.


         PERMITTED TRANSFEREE has the meaning set forth in Section 5.8.


         PLAN means the Werner Co. Deferred Stock Plan.


         RECAPITALIZATION AGREEMENT means that certain recapitalization agreement, dated as of October 8, 1997 and amended as of October 27, 1997, by and between the Parent and the Investors.


         RECORD DATE means the date, as determined by the Board, on which a shareholder must own shares in order to be entitled to a dividend.


         REPURCHASE PERIOD and REPURCHASE RIGHT have the meaning set forth in
Section 5.7(a).


         REPURCHASE PERIOD COMMENCEMENT DATE means the first date on which all Shares distributed to the Participant pursuant to Section 5.4 shall have been owned by the Participant for six (6) months.


         SHARES means shares of Class C Stock of the Parent distributed to the Participant hereunder pursuant to Section 5.4.


         STOCK UNIT OR UNIT means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Class C Stock of the Parent solely for purposes of this Plan.


         STOCK UNIT ACCOUNT means the bookkeeping account maintained by the Company on behalf of the Participant which is credited with Stock Units in accordance with Section 5.1.


         TERMINATION DATE means the date on which the Participant ceases to be employed by the Company for any reason.


         YEAR means the calendar year.




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

                                   ARTICLE III


                                  PARTICIPATION


         The Participant may elect to defer all or part of his or her salary and/or bonus for the applicable year under and subject to Section 4.1 of this Plan.


                                   ARTICLE IV


                          DEFERRAL ELECTIONS AND GRANTS


4.1. ELECTIONS.

         (a) TIME AND TYPE OF ELECTIONS. On or before December 31 of each Year (or, in the case of the year in which the Plan is adopted, within 30 days after the Effective Date of the Plan), the Participant may make an irrevocable election to defer all or any part of the salary and/or bonus payable to him for services to be rendered during the next Year (or remainder of the Year, as the case may be); provided, however, that any election hereunder shall be effective only if approved by the Committee in its absolute discretion.


         (b) ELECTIONS. All elections shall be in writing on forms provided by the Company.


4.2.  GRANTS OF STOCK UNITS.

         The Company may, from time to time, grant Stock Units to the Participant. Any such Stock Units shall be treated in all respects in the same manner as Stock Units arising from an irrevocable election of deferral.

                                    ARTICLE V

                                DEFERRAL ACCOUNTS


5.1. STOCK UNIT ACCOUNT.

         (a) CREDITING OF STOCK UNITS. If the Participant has made an election under Section 4.1, the Committee shall, as of the Pay Date, credit the Participant's Stock Unit Account with a number of Units determined by dividing the applicable portion of the Participant's salary and/or bonus by the Fair Market Value of a share of Class C Stock as of the Pay Date. If the Participant has been granted Stock Units pursuant to Section 4.2, the Committee shall, as of the Award Date, credit the Participant's Stock Unit Account with the number of Units so granted.


         (b) LIMITATIONS ON RIGHTS ASSOCIATED WITH UNITS. The Participant's Stock Unit Account shall be a memorandum account on the books of the Company. The Units credited to the Participant's Stock Unit Account shall be used solely as a device for the determination of the number of shares of Class C Stock to be eventually distributed to the




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Participant in accordance with this Plan. The Units shall not be treated as property or as a trust fund of any kind. The Participant shall not be entitled to any voting or other stockholder rights with respect to Units credited under this Plan. The number of Units credited (and the Class C Stock to which the Participant is entitled under this Plan) shall be subject to adjustment in accordance with Section 5.5.


5.2. DIVIDEND EQUIVALENT CREDITS TO STOCK UNIT ACCOUNT.

         As of the Pay Date with respect to any dividends, the Participant's Stock Unit Account shall be credited with that number of additional Units as shall equal the quotient obtained by dividing (i) the Dividend Equivalents representing dividends paid on that number of shares equal to the aggregate Stock Units in the Participant's Stock Unit Account as of the Record Date, by
(ii) the Fair Market Value of a share of Class C Stock as of the Pay Date.


5.3. IMMEDIATE VESTING.

         (a) UNITS AND OTHER AMOUNTS VEST IMMEDIATELY. All Units or other amounts credited to the Participant's Stock Unit Account shall be at all times fully vested.


5.4.  DISTRIBUTION OF BENEFITS.

         (a) COMMENCEMENT OF BENEFIT DISTRIBUTION. The Participant shall be entitled to receive a distribution of his Account on the first business day of the first month following his termination of service with the Company.


         (b) MANNER OF DISTRIBUTION. The benefits payable under this Plan shall be distributed to the Participant (or, in the event of his death, the Participant's Beneficiary) in a single distribution, or, as permitted by this
Section 5.4(b). The Participant may elect in writing on forms provided by the Company at the time of making his deferral election or at the time of the grant of Stock Units under Article IV or at least 12 months in advance of the date benefits become distributable under Section 5.4(a) to receive a distribution of his benefits in up to ten annual installments. Such installment payments shall commence as of the date benefits become distributable under Section 5.4(a). Notwithstanding the foregoing, if the number of Units remaining in the Participant's Stock Unit Account is less than 100, then such remaining balance shall be distributed in a single distribution.


         (c) EFFECT OF CHANGE OF CONTROL. Notwithstanding Sections 5.4(a) and
(b), if a Change of Control and a termination of service has occurred or shall occur, the Participant's Account shall be distributed immediately in a single distribution.


         (d) DISTRIBUTION IN SHARES. Stock Units credited to a Participant's Stock Unit Account shall be distributed in an equivalent whole number of shares of Class C Stock. No part of such distribution shall be made in cash.




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

5.5. ADJUSTMENTS IN CASE OF CHANGES IN CLASS C STOCK.

         If any stock dividend, stock split, recapitalization, merger, consolidation, combination or other reorganization, exchange of shares, sale of all or substantially all of the assets of Parent, split-up, split-off, spin-off, extraordinary redemption, liquidation or similar change in capitalization or any distribution to holders of Class C Stock (other than cash dividends and cash distributions) shall occur, proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if Dividend Equivalents are credited) shall be made in the number and type of shares of Class C Stock or other securities, property and/or rights contemplated hereunder and of rights in respect of Units and Accounts credited under this Plan so as to preserve the benefits intended.


5.6. COMPANY'S RIGHT TO WITHHOLD.

         The Company shall satisfy any state or federal income tax withholding obligation arising upon distribution of the Participant's Account by reducing the number of shares of Class C Stock otherwise deliverable to the Participant. The appropriate number of shares required to satisfy such tax withholding obligation in the case of Stock Units will be based on the Fair Market Value of a share of Class C Stock on the day prior to the date of distribution. If the Company, for any reason, cannot satisfy the withholding obligation in accordance with the preceding sentence, the Participant shall pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to the benefits hereunder.


5.7        REPURCHASE OF SHARES.

           (a) In the event that the Participant ceases to be employed by the Company for any reason prior to an Initial Public Offering or an Approved Sale, the Parent shall, during the sixty (60) days following the Repurchase Period Commencement Date (the "Repurchase Period"), have the right to repurchase all, but not less than all, of the Shares distributed to the Participant pursuant to
Section 5.4 (the "Repurchase Right"). The repurchase price for each such Share will equal the Fair Market Value[, or, if the Participant terminates his employment with the Company without Good Reason prior to January 1, 2002 or is terminated by the Company for Cause, the lower of the Designated Price and Fair Market Value]. If the Parent elects to repurchase the Shares, it shall notify the Participant at or before the end of the Repurchase Period of such election and the repurchase price shall be paid in cash at a time set by the Parent within thirty (30) days after the end of the Repurchase Period provided that the Participant has presented to the Parent a stock certificate evidencing the shares properly endorsed for transfer (the "Endorsed Certificate"). The Shares shall be transferred to the Parent free and clear of all liens, encumbrances, mortgages, pledges, security interests, restrictions, prior assignments and claims of any kind or nature whatsoever except those created by the Articles of Incorporation or this Plan. Notwithstanding the Participant's failure to deliver the Endorsed Certificate, the Shares represented thereby shall be deemed to be owned by the Parent upon the payment by the Parent of the repurchase price to the Participant or his Permitted Transferee, and upon such payment the Participant and such Permitted Transferee will have no further rights in such Shares. If the Parent does not repurchase the Shares pursuant to this Section 5.7(a) or Section 5.7(b), the





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restrictions on transfer thereof contained in Section 5.8 of this Plan shall terminate and be of no further force and effect. Notwithstanding the foregoing, if the Participant's employment terminates prior to January 1, 2000, the Repurchase Period shall commence on January 1, 2000.

                  (b). In the event that the Participant ceases to be employed by Company for any reason prior to an Initial Public Offering or an Approved Sale and the Parent does not exercise its repurchase rights pursuant to Section 5.7(a), the Participant or his representative, during the 120 days following the Repurchase Period Commencement Date (the "Put Period"), shall have the right to require IWH to repurchase all, but not less than all, of the Shares (the "Put Right"), unless, by the thirtieth (30th) day after IWH and the Parent have received notice of the Participant's election to exercise the Put Right, the Parent has notified the Participant and IWH of its election, exercisable in the discretion of the Parent, to purchase the Shares on the same terms as such Shares were to be purchased by IWH, in which case such Shares will be acquired by the Parent. [If the Termination Date is prior to January 1, 2002 (unless the Participant's employment is terminated because of his death or Permanent Disability) or if the Participant is terminated for Cause, the repurchase price for each Share will equal the lower of the Designated Price and Fair Market Value. In all other cases,] the repurchase price for each Share will equal the Fair Market Value. If the Participant elects to have the Shares repurchased, the repurchase price shall be paid in cash on the later of (i) the thirtieth (30) day after the end of the Put Period or (ii) the day Participant presents to IWH or the Parent, as applicable, the Endorsed Certificate. The Shares shall be transferred to IWH or the Parent, as applicable, free and clear of all liens, encumbrances, mortgages, pledges, security interests, restrictions, prior assignments and claims of any kind or nature whatsoever except those created by the Articles of Incorporation or this Plan. Notwithstanding the foregoing, if the Participant's employment terminates prior to January 1, 2000, the 120 day period described in the first sentence of this Section 5.7(b) shall commence on January 1, 2000.

                  (c).The Fair Market Value of Shares to be purchased by the Parent hereunder shall be determined in good faith by the Parent's Board of Directors. The Board of Directors shall make its determination of Fair Market Value annually (the "Annual Valuation") promptly after the completion of the Parent's audited financial statements for the year then completed and such determination shall remain in effect until the Board of Directors makes the next Annual Valuation. Notwithstanding the foregoing, if the Board of Directors or an investment banker or appraiser appointed by the Parent makes a determination of Fair Market Value subsequent to an Annual Valuation, such subsequent determination shall supersede the Annual Valuation then in effect and shall establish the Fair Market Value until the next Annual Valuation. The Fair Market Value shall be based on an assumed sale of 100% of the outstanding capital stock of the Parent (without reduction for minority interest or lack of liquidity of the Shares or similar discount). If such determination of the Fair Market Value is challenged by the Participant, a mutually acceptable investment banker or appraiser shall establish the Fair Market Value as of the date of valuation referenced in the Annual Valuation or a subsequent determination. The investment banker's or appraiser's determination shall be conclusive and binding on the Parent and the Participant. The Parent shall bear all costs incurred in connection with the services of such investment banker or appraiser unless the Fair Market Value established by such investment banker or appraiser is less than 115% of the determination challenged by the Participant, in




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which case the Participant shall promptly pay or reimburse the Parent for half of such costs. If the Participant and the Parent cannot agree upon an investment banker or appraiser, they shall each choose an investment banker or appraiser and the two shall choose a third investment banker or appraiser who shall establish the Fair Market Value. Notwithstanding the foregoing, the Parent shall obtain valuation of all of its Common Stock at least once annually for purposes of the Participant's estate and gift planning; provided, however, that such valuation is not binding on the Board of Directors for purposes of determining Fair Market Value.

                  (d).The Participant shall not be considered to have ceased to be employed by the Company for purposes of this Plan if he continues to be employed by an affiliate of the Company or the Parent.


5.8        RESTRICTIONS ON TRANSFERS OF SHARES.

         Subject to Section 5.7 hereof, prior to an Initial Public Offering or an Approved Sale, the Shares shall not be transferable or transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) except that a Participant may transfer the Shares to a Permitted Transferee or pursuant to the Articles of Incorporation. For purposes of this Plan, a "Permitted Transferee" includes (a) his spouse, child, estate, personal representative, heir or successor (b) a trust for the benefit of the Participant or his spouse, child or heir and (c) a partnership the partners of which consist solely of the Participant and/or his spouse, child, heir, and/or successor. This Plan shall be binding on and enforceable against any person who is a Permitted Transferee of the Shares. The stock certificates issued to evidence Shares hereunder shall bear a legend referring to this Plan and the restrictions contained herein.




                                   ARTICLE VI

                                 ADMINISTRATION


6.1. THE ADMINISTRATOR.

         The Committee hereunder shall consist of the Board or a committee of Directors appointed from time to time by the Board to serve as administrator of this Plan. Any member of the Committee may resign by delivering a written resignation to the Board. Members of the Committee shall not receive any additional compensation for administration of this Plan.


6.2. COMMITTEE ACTION.

         Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.





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6.3. RIGHTS AND DUTIES.

         Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:


         (a) To construe and interpret this Plan;


         (b) To resolve any questions concerning the amount of benefits payable to a Participant;


         (c) To make all other determinations required by this Plan;


         (d) To maintain all the necessary records for the administration of this Plan; and


         (e) To make and publish forms, rules and procedures for the administration of this Plan.


         The determination of the Committee made in good faith as to any disputed question or controversy and the Committee's determination of benefits payable to Participants shall be conclusive. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and
(ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.


6.4. INDEMNITY AND LIABILITY.

         All expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. No member of the Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his or her own part, excepting only his or her own willful misconduct or gross negligence. To the extent permitted by law, the Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct or gross negligence, as determined by the Board.






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                                   ARTICLE VII

                          PLAN CHANGES AND TERMINATION


7.1. AMENDMENTS.

         The Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; PROVIDED, however, that no amendment or termination shall cancel or otherwise adversely affect in any way, without his written consent, the Participant's rights with respect to Stock Units and Dividend Equivalents credited to his Stock Unit Account. Any amendments authorized hereby shall be stated in an instrument in writing, and the Participant shall be bound thereby upon receipt of notice thereof.


7.2. TERM.

         It is the current expectation of the Company that this Plan shall be continued for a period of 10 years after the Effective Date, but continuance of this Plan is not assumed as a contractual obligation of the Company. In the event that the Board decides to discontinue or terminate this Plan, it shall notify the Committee and the Participant of its action in writing, and this Plan shall be terminated at the time therein set forth. The Participant shall be bound thereby. In such event, the then credited benefits of the Participant shall be distributed at the time(s) and in the manner elected and provided under
Section 5.4.


                                  ARTICLE VIII

                                  MISCELLANEOUS


8.1. LIMITATION ON PARTICIPANT'S RIGHTS.

         Participation in this Plan shall not give the Participant the right to continued employment with the Company or any distribution or other rights or interests other than as herein provided. The Participant shall not have any right to any distribution or other benefit hereunder except to the extent provided in this Plan. This Plan shall create only a contractual obligation on the part of the Company as to such benefits and shall not be construed as creating a trust. This Plan, in and of itself, has no assets. The Participant shall have rights no greater than the right to receive the Class C Stock as a general unsecured creditor of the Company.


8.2. BENEFICIARIES.

         (a) BENEFICIARY DESIGNATION. Subject to conditions imposed by the Company, the Participant may designate in writing the Beneficiary or Beneficiaries (as defined in Section 8.2(b)) whom the Participant desires to receive any shares of Class C stock payable under this Plan after his death. The Company and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Plan.




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

         (b) DEFINITION OF BENEFICIARY. The Participant's "Beneficiary" or "Beneficiaries" shall be the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant's benefits under this Plan in the event of the Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.


8.3. BENEFITS NOT ASSIGNABLE; OBLIGATIONS BINDING UPON SUCCESSORS.

         Benefits of the Participant under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any benefits under this Plan, or any interest therein, other than by operation of law or pursuant to Section 8.2, shall not be permitted or recognized. Obligations of the Company under this Plan shall be binding upon successors of the Company.


8.4. GOVERNING LAW; SEVERABILITY.

         The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of Pennsylvania. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.


8.5. COMPLIANCE WITH LAWS.

         This Plan and the offer, issuance and delivery of shares of Class C Stock through the deferral of compensation or grant of Stock Units under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.


8.6. HEADINGS NOT PART OF PLAN.

         Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.





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